Exhibit 99.1

For Immediate Release
For more information, contact:
Anthony (Tony) Cristello
Standard Motor Products, Inc.
(972) 316-8107
tony.cristello@smpcorp.com

Standard Motor Products, Inc. Announces

Second Quarter 2023 Results and Quarterly Dividend

New York, NY, August 2, 2023......Standard Motor Products, Inc. (NYSE: SMP), a leading automotive parts manufacturer and distributor, reported today its consolidated financial results for the three and six months ended June 30, 2023.

Net sales for the second quarter of 2023 were $353.1 million, compared to consolidated net sales of $359.4 million during the comparable quarter in 2022. Earnings from continuing operations for the second quarter of 2023 were $18.4 million or $0.83 per diluted share, compared to $20.8 million or $0.93 per diluted share in the second quarter of 2022. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the second quarter of 2023 were $18.6 million or $0.84 per diluted share, compared to $20.8 million or $0.93 per diluted share in the second quarter of 2022.

Consolidated net sales for the six months ended June 30, 2023, were $681.1 million, compared to consolidated net sales of $682.2 million during the comparable period in 2022.  Earnings from continuing operations for the six months ended June 30, 2023, were $31.1 million or $1.40 per diluted share, compared to $41.4 million or $1.85 per diluted share in the comparable period of 2022.  Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the six months ended June 30, 2023 and 2022 were $31.9 million or $1.44 per diluted share and $41.4 million or $1.85 per diluted share, respectively.

Mr. Eric Sills, Standard Motor Products’ Chief Executive Officer and President stated, “Overall, sales decreased 1.8% versus last year’s strong second quarter, while year-to-date we were roughly flat to 2022. The cooler and wetter conditions in the quarter had a negative impact on our aftermarket business, particularly on our Temperature Control segment.  Additionally, we continue to experience the impact of a recent bankruptcy of a large aftermarket customer, negatively impacting our quarterly sales by 1.6%. While we believe in the long run that volume will return, as the business has either been acquired or will be absorbed by other accounts, in the near term it will continue to be a headwind.”

By segment, Vehicle Control sales were down 1.1% in the quarter, though remain 1.5% favorable on a year-to-date basis.  This segment was the most impacted by the customer bankruptcy, reflecting a 2.2% negative impact in the quarter, which again, we believe will eventually be recovered.  Meanwhile, we continue to see favorable customer sell-through, suggesting general market stability.

Temperature Control sales declined 8.1% versus the strong 6.4% growth experienced during the same quarter last year, and down 5.2% in the first half.   As noted above, a cooler and wetter spring negatively impacted demand for this seasonal product category against an already difficult prior year comparison. That said, after a slow start, the heat has picked up across the country, with many areas hitting record temperatures, and that should bode well for the third quarter.

Our Engineered Solutions segment sales increased 6.2% in the quarter due to strong demand from our existing customers as well as new business wins. We continue to be bullish on long-term sales growth in this segment as we gain traction with our expanded customer base, though revenue growth is not necessarily linear.

Looking at profitability, consolidated non-GAAP operating margins were 7.8% in the quarter, flat with the 7.8% in the second quarter last year.  We are pleased with our ability to largely overcome the impact of inflation through a combination of pricing actions and cost reduction initiatives. While Temperature Control operating margins, down 390 basis points from last year, came under pressure due to sales performance, the Vehicle Control and Engineered Solutions segments improved operating margin by 190 basis points and 100 basis points, respectively.   During the quarter, our operating income was impacted by a $4.8 million increase in customer factoring program expense over last year from elevated interest rates.  On the bottom line, Adjusted EBITDA and earnings per share were down primarily due to the lower sales performance in Temp Control, lower overhead absorption from inventory reduction efforts, and the impact of interest rates both on our customer factoring programs and our borrowings.

From a cash flow perspective, we continue to make progress with respect to initiatives on reducing both our inventory and our debt.  At quarter-end, our inventory was $499.1 million, down from $528.7 million at year-end 2022 and $551.4 million at last year’s second quarter.  Additionally, our total debt at quarter-end stood at $223.2 million as we paid down $50 million in the second quarter.

We are excited to announce our plans to open a new distribution center in Shawnee, KS, which eventually will replace our existing smaller DC in nearby Edwardsville, KS.  This 575,000 sq.ft. facility, scheduled to have a phased opening beginning early 2025, will provide capacity expansion for all aftermarket product categories with improved logistics capabilities, though in the near term we will incur additional costs while we operate two facilities.

Regarding our full year expectations for 2023, we anticipate top line sales growth to be in the low single digits.  We are updating our Adjusted EBITDA expectations to approximately 9.5% of revenue for the full year 2023 from our prior estimate of approximately 10%.  This outlook considers higher expense related to customer factoring programs that will fall between $48-$50 million at current rates, the impact of startup costs and duplicate overhead expense associated with the new distribution center discussed above, an exchange rate headwind from the weakening of the U.S. Dollar on our international operations, and the impact from softer than expected sales in our second quarter.

The Board of Directors has approved payment of a quarterly dividend of 29 cents per share on the common stock outstanding, which will be paid on September 1, 2023 to stockholders of record on August 15, 2023.

The Company has been involved in a legal proceeding with a third party since March 2019. This lawsuit arose from a breach of contract claim associated with a discontinued operation of SMP. SMP has vigorously defended itself but, on May 11, 2023, we were found liable for approximately $11 million in damages. Although it is expected that the Court will not finalize its judgment until the end of the third quarter of 2023, we incurred a charge to SMP’s discontinued operation in the second quarter of 2023.

In closing, Mr. Sills commented “As we start to look into the second half of the year, we are optimistic that the return of hotter summer weather patterns should help normalize aftermarket demand trends where fundamental industry dynamics remain favorable.  Our Engineered Solutions business, which can be lumpy quarter to quarter, is on a very nice trajectory. And our initiatives of reducing inventory levels and improving working capital have us on track to return to healthy levels of operating cash flow consistent with years past.  We recognize that macro pressures are lingering, but we will continue to invest in our business and people to be well-positioned to take advantage of the strength of the industries in which we operate once these near-term headwinds subside.  We want to thank all our employees for our current success and helping us achieve our goals for the future.”

Conference Call
Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Wednesday, August 2, 2023.   This call will be webcast and can be accessed on the Investor Relations page of our website at www.smpcorp.com and clicking on the SMP 2Q 2023 Earnings Webcast link.  Investors may also listen to the call by dialing 800-274-8461 (domestic) or 203-518-9814 (international).   Our playback will be made available for dial in immediately following the call.   For those choosing to listen to the replay by webcast, the link should be active on our website within 24 hours after the call.   The playback number is 888-562-0905 (domestic) or 402-220-7347 (international). The participant passcode is 94640.

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q.  By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.

STANDARD MOTOR PRODUCTS, INC.
Consolidated Statements of Operations

(In thousands, except per share amounts)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,

	2023	2022	2023	2022
	(Unaudited)		(Unaudited)
NET SALES	$353,075	$359,412	$681,103	$682,243

COST OF SALES	251,806	263,061	488,567	496,052

GROSS PROFIT	101,269	96,351	192,536	186,191

SELLING, GENERAL & ADMINISTRATIVE EXPENSES	73,843	68,468	143,476	131,352
RESTRUCTURING AND INTEGRATION EXPENSES	294	3	1,206	44
OTHER INCOME, NET	46	13	70	13

OPERATING INCOME	27,178	27,893	47,924	54,808

OTHER NON-OPERATING INCOME, NET	802	1,927	1,027	3,376

INTEREST EXPENSE	3,283	1,821	7,145	2,626

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	24,697	27,999	41,806	55,558

PROVISION FOR INCOME TAXES	6,289	7,122	10,661	14,127

EARNINGS FROM CONTINUING OPERATIONS	18,408	20,877	31,145	41,431

LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(9,221)	(1,666)	(10,001)	(2,782)

NET EARNINGS	9,187	19,211	21,144	38,649

NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTEREST	50	85	89	77

NET EARNINGS ATTRIBUTABLE TO SMP (a)	$9,137	$19,126	$21,055	$38,572

NET EARNINGS ATTRIBUTABLE TO SMP
EARNINGS FROM CONTINUING OPERATIONS	$18,358	$20,792	$31,056	$41,354
LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(9,221)	(1,666)	(10,001)	(2,782)
TOTAL	$9,137	$19,126	$21,055	$38,572

NET EARNINGS PER COMMON SHARE ATTRIBUTABLE TO SMP
BASIC EARNINGS FROM CONTINUING OPERATIONS	$0.85	$0.96	$1.43	$1.89
DISCONTINUED OPERATION	(0.43)	(0.08)	(0.46)	(0.13)
NET EARNINGS PER COMMON SHARE - BASIC	$0.42	$0.88	$0.97	$1.76

DILUTED EARNINGS FROM CONTINUING OPERATIONS	$0.83	$0.93	$1.40	$1.85
DISCONTINUED OPERATION	(0.42)	(0.07)	(0.45)	(0.13)
NET EARNINGS PER COMMON SHARE - DILUTED	$0.41	$0.86	$0.95	$1.72

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	21,689,067	21,757,998	21,649,562	21,867,644
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES	22,183,489	22,255,642	22,139,708	22,372,702

(a)	"SMP" refers to Standard Motor Products, Inc. and subsidiaries.

STANDARD MOTOR PRODUCTS, INC.
Segment Revenues and Operating Profit

(In thousands)
	THREE MONTHS ENDED				SIX MONTHS ENDED
	JUNE 30,				JUNE 30,
	2023		2022		2023		2022
	(Unaudited)				(Unaudited)
Revenues
Engine Management (Ignition, Emissions and
Fuel Delivery)	$113,589		$111,581		$229,672		$220,730
Electrical and Safety	52,867		57,054		104,671		109,311
Wire sets and other	17,333		17,136		34,023		32,994
Vehicle Control	183,789		185,771		368,366		363,035

AC System Components	74,449		81,608		120,201		128,982
Other Thermal Components	22,625		24,029		49,279		49,713
Temperature Control	97,074		105,637		169,480		178,695

Commercial Vehicle	26,742		19,503		46,599		40,954
Construction / Agriculture	8,103		11,222		20,898		22,206
Light Vehicle	23,548		23,039		46,514		49,114
All Other	13,819		14,240		29,246		28,239
Engineered Solutions	72,212		68,004		143,257		140,513

Revenues	$353,075		$359,412		$681,103		$682,243

Gross Margin
Vehicle Control	$60,109	32.7%	$53,728	28.9%	$118,581	32.2%	$109,152	30.1%
Temperature Control	26,512	27.3%	29,315	27.8%	45,667	26.9%	48,803	27.3%
Engineered Solutions	14,648	20.3%	13,308	19.6%	28,288	19.7%	28,236	20.1%
All Other	-		-		-		-
Gross Margin	$101,269	28.7%	$96,351	26.8%	$192,536	28.3%	$186,191	27.3%

Selling, General & Administrative
Vehicle Control	$40,720	22.2%	$37,679	20.3%	$81,556	22.1%	$72,718	20.0%
Temperature Control	20,584	21.2%	18,792	17.8%	37,112	21.9%	34,118	19.1%
Engineered Solutions	8,481	11.7%	8,199	12.1%	16,390	11.4%	16,839	12.0%
All Other	4,058		3,798		8,418		7,677
Selling, General & Administrative	$73,843	20.9%	$68,468	19.1%	$143,476	21.1%	$131,352	19.3%

Operating Income
Vehicle Control	$19,389	10.5%	$16,049	8.6%	$37,025	10.1%	$36,434	10.0%
Temperature Control	5,928	6.1%	10,523	10.0%	8,555	5.0%	14,685	8.2%
Engineered Solutions	6,167	8.5%	5,109	7.5%	11,898	8.3%	11,397	8.1%
All Other	(4,058)		(3,798)		(8,418)		(7,677)
Subtotal	$27,426	7.8%	$27,883	7.8%	$49,060	7.2%	$54,839	8.0%
Restructuring & Integration	(294)	-0.1%	(3)	0.0%	(1,206)	-0.2%	(44)	0.0%
Other Income, Net	46	0.0%	13	0.0%	70	0.0%	13	0.0%
Operating Income	$27,178	7.7%	$27,893	7.8%	$47,924	7.0%	$54,808	8.0%

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures

(In thousands, except per share amounts)
	THREE MONTHS ENDED		SIX MONTHS ENDED
	JUNE 30,		JUNE 30,
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)
EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP EARNINGS FROM CONTINUING OPERATIONS	$18,358	$20,792	$31,056	$41,354

RESTRUCTURING AND INTEGRATION EXPENSES	294	3	1,206	44
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	(77)	-	(314)	(11)

NON-GAAP EARNINGS FROM CONTINUING OPERATIONS	$18,575	$20,795	$31,948	$41,387

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.83	$0.93	$1.40	$1.85

RESTRUCTURING AND INTEGRATION EXPENSES	0.01	-	0.05	-
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	-	-	(0.01)	-

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.84	$0.93	$1.44	$1.85

OPERATING INCOME

GAAP OPERATING INCOME	$27,178	$27,893	$47,924	$54,808

RESTRUCTURING AND INTEGRATION EXPENSES	294	3	1,206	44
OTHER INCOME, NET	(46)	(13)	(70)	(13)	LAST TWELVE MONTHS ENDED		YEAR ENDED
					JUNE 30,		DECEMBER 31,
NON-GAAP OPERATING INCOME	$27,426	$27,883	$49,060	$54,839	2023	2022	2022
					(Unaudited)
EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$24,697	$27,999	$41,806	$55,558	$84,580	$119,011	$98,332

DEPRECIATION AND AMORTIZATION	7,047	6,941	14,129	13,893	28,534	28,036	28,298
INTEREST EXPENSE	3,283	1,821	7,145	2,626	15,136	3,950	10,617
EBITDA	35,027	36,761	63,080	72,077	128,250	150,997	137,247

RESTRUCTURING AND INTEGRATION EXPENSES	294	3	1,206	44	3,053	436	1,891
CUSTOMER BANKRUPTCY CHARGE	-	-	-	-	7,002	-	7,002
ONE-TIME ACQUISITION COSTS	-	-	-	-	-	956	-
SPECIAL ITEMS	294	3	1,206	44	10,055	1,392	8,893

EBITDA WITHOUT SPECIAL ITEMS	$35,321	$36,764	$64,286	$72,121	$138,305	$152,389	$146,140

MANAGEMENT BELIEVES THAT NON-GAAP EARNINGS FROM CONTINUING OPERATIONS AND NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS WHICH ARE ATTRIBUTABLE TO SMP, AND NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures by Segments

(In thousands)	THREE MONTHS ENDED JUNE 30, 2023
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$19,273	$5,800	$6,163	$(4,058)	$27,178

RESTRUCTURING AND INTEGRATION EXPENSES	154	128	12	-	294
OTHER INCOME, NET	(38)	-	(8)	-	(46)

NON-GAAP OPERATING INCOME	$19,389	$5,928	$6,167	$(4,058)	$27,426

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$17,235	$5,259	$6,247	$(4,044)	$24,697

DEPRECIATION AND AMORTIZATION	3,373	768	2,486	420	7,047
INTEREST EXPENSE	2,304	842	637	(500)	3,283
EBITDA	22,912	6,869	9,370	(4,124)	35,027

RESTRUCTURING AND INTEGRATION EXPENSES	154	128	12	-	294
SPECIAL ITEMS	154	128	12	-	294

EBITDA WITHOUT SPECIAL ITEMS	$23,066	$6,997	$9,382	$(4,124)	$35,321
% of Net Sales	12.6%	7.2%	13.0%		10.0%

(In thousands)	THREE MONTHS ENDED JUNE 30, 2022
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$16,059	$10,523	$5,109	$(3,798)	$27,893

RESTRUCTURING AND INTEGRATION EXPENSES	3	-	-	-	3
OTHER INCOME, NET	(13)	-	-	-	(13)

NON-GAAP OPERATING INCOME	$16,049	$10,523	$5,109	$(3,798)	$27,883

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$14,928	$12,064	$4,950	$(3,943)	$27,999

DEPRECIATION AND AMORTIZATION	3,491	742	2,295	413	6,941
INTEREST EXPENSE	1,353	406	139	(77)	1,821
EBITDA	19,772	13,212	7,384	(3,607)	36,761

RESTRUCTURING AND INTEGRATION EXPENSES	3	-	-	-	3
SPECIAL ITEMS	3	-	-	-	3

EBITDA WITHOUT SPECIAL ITEMS	$19,775	$13,212	$7,384	$(3,607)	$36,764
% of Net Sales	10.6%	12.5%	10.9%		10.2%

MANAGEMENT BELIEVES THAT NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures by Segments

(In thousands)	SIX MONTHS ENDED JUNE 30, 2023
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$36,648	$7,884	$11,810	$(8,418)	$47,924

RESTRUCTURING AND INTEGRATION EXPENSES	439	671	96	-	1,206
OTHER INCOME, NET	(62)	-	(8)	-	(70)

NON-GAAP OPERATING INCOME	$37,025	$8,555	$11,898	$(8,418)	$49,060

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$32,292	$6,364	$11,533	$(8,383)	$41,806

DEPRECIATION AND AMORTIZATION	6,785	1,531	4,967	846	14,129
INTEREST EXPENSE	5,045	1,735	996	(631)	7,145
EBITDA	44,122	9,630	17,496	(8,168)	63,080

RESTRUCTURING AND INTEGRATION EXPENSES	439	671	96	-	1,206
SPECIAL ITEMS	439	671	96	-	1,206

EBITDA WITHOUT SPECIAL ITEMS	$44,561	$10,301	$17,592	$(8,168)	$64,286
% of Net Sales	12.1%	6.1%	12.3%		9.4%

(In thousands)	SIX MONTHS ENDED JUNE 30, 2022
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$36,403	$14,685	$11,397	$(7,677)	$54,808

RESTRUCTURING AND INTEGRATION EXPENSES	44	-	-	-	44
OTHER INCOME, NET	(13)	-	-	-	(13)

NON-GAAP OPERATING INCOME	$36,434	$14,685	$11,397	$(7,677)	$54,839

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$35,294	$16,544	$11,528	$(7,808)	$55,558

DEPRECIATION AND AMORTIZATION	6,908	1,422	4,753	810	13,893
INTEREST EXPENSE	1,928	566	285	(153)	2,626
EBITDA	44,130	18,532	16,566	(7,151)	72,077

RESTRUCTURING AND INTEGRATION EXPENSES	44	-	-	-	44
SPECIAL ITEMS	44	-	-	-	44

EBITDA WITHOUT SPECIAL ITEMS	$44,174	$18,532	$16,566	$(7,151)	$72,121
% of Net Sales	12.2%	10.4%	11.8%		10.6%

MANAGEMENT BELIEVES THAT NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Balance Sheets

(In thousands)

	JUNE 2023	JUNE 2022	DECEMBER 2022

	(Unaudited)	(Unaudited)

ASSETS

CASH	$23,019	$14,186	$21,150

ACCOUNTS RECEIVABLE, GROSS	223,862	235,669	173,013
ALLOWANCE FOR EXPECTED CREDIT LOSSES	5,757	6,012	5,375
ACCOUNTS RECEIVABLE, NET	218,105	229,657	167,638

INVENTORIES	499,134	551,415	528,715
UNRETURNED CUSTOMER INVENTORY	19,722	21,405	19,695
OTHER CURRENT ASSETS	27,903	26,198	25,241

TOTAL CURRENT ASSETS	787,883	842,861	762,439

PROPERTY, PLANT AND EQUIPMENT, NET	107,590	104,931	107,148
OPERATING LEASE RIGHT-OF-USE ASSETS	73,093	39,827	49,838
GOODWILL	132,391	131,125	132,087
OTHER INTANGIBLES, NET	96,291	101,649	100,504
DEFERRED INCOME TAXES	33,905	34,086	33,658
INVESTMENT IN UNCONSOLIDATED AFFILIATES	41,557	44,885	41,745
OTHER ASSETS	29,435	27,188	27,510

TOTAL ASSETS	$1,302,145	$1,326,552	$1,254,929

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT PORTION OF REVOLVING CREDIT FACILITY	$53,700	$56,000	$50,000
CURRENT PORTION OF TERM LOAN AND OTHER DEBT	5,028	7,954	5,031
ACCOUNTS PAYABLE	94,657	140,082	89,247
ACCRUED CUSTOMER RETURNS	43,664	55,725	37,169
ACCRUED CORE LIABILITY	20,187	23,117	22,952
ACCRUED REBATES	43,781	41,647	37,381
PAYROLL AND COMMISSIONS	28,346	35,985	31,361
SUNDRY PAYABLES AND ACCRUED EXPENSES	59,126	49,710	49,990

TOTAL CURRENT LIABILITIES	348,489	410,220	323,131

LONG-TERM DEBT	164,488	203,500	184,589
NONCURRENT OPERATING LEASE LIABILITY	64,271	30,039	40,709
ACCRUED ASBESTOS LIABILITIES	59,565	48,025	63,305
OTHER LIABILITIES	24,917	22,119	22,157

TOTAL LIABILITIES	661,730	713,903	633,891

TOTAL SMP STOCKHOLDERS' EQUITY	629,673	601,586	610,020
NONCONTROLLING INTEREST	10,742	11,063	11,018
TOTAL STOCKHOLDERS' EQUITY	640,415	612,649	621,038

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,302,145	$1,326,552	$1,254,929

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Statements of Cash Flows

(In thousands)

	SIX MONTHS ENDED
	JUNE 30,
	2023	2022
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

NET EARNINGS	$21,144	$38,649
ADJUSTMENTS TO RECONCILE NET EARNINGS TO NET CASH
PROVIDED BY (USED IN) OPERATING ACTIVITIES:
DEPRECIATION AND AMORTIZATION	14,129	13,893
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAXES	10,001	2,782
OTHER	5,835	8,049
CHANGE IN ASSETS AND LIABILITIES:
ACCOUNTS RECEIVABLE	(48,271)	(49,659)
INVENTORY	30,924	(87,744)
ACCOUNTS PAYABLE	4,323	1,591
PREPAID EXPENSES AND OTHER CURRENT ASSETS	(468)	(7,102)
SUNDRY PAYABLES AND ACCRUED EXPENSES	2,776	(5,020)
OTHER	(1,023)	(10,772)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	39,370	(95,333)

CASH FLOWS FROM INVESTING ACTIVITIES

CAPITAL EXPENDITURES	(9,507)	(13,203)
OTHER INVESTING ACTIVITIES	66	-
NET CASH USED IN INVESTING ACTIVITIES	(9,441)	(13,203)

CASH FLOWS FROM FINANCING ACTIVITIES

NET CHANGE IN DEBT	(16,547)	139,319
PURCHASE OF TREASURY STOCK	-	(25,605)
DIVIDENDS PAID	(12,544)	(11,822)
PAYMENTS OF DEBT ISSUANCE COSTS	-	(2,128)
OTHER FINANCING ACTIVITIES	3	1,903
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(29,088)	101,667

EFFECT OF EXCHANGE RATE CHANGES ON CASH	1,028	(700)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,869	(7,569)
CASH AND CASH EQUIVALENTS at beginning of period	21,150	21,755
CASH AND CASH EQUIVALENTS at end of period	$23,019	$14,186